UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2009 (April 19, 2010)

SOKO FITNESS & SPA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132429	80-0122921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 194,Guogeli Street, Harbin, Heilongjiang Province, China	150001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  011-86-451-87702255

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 19, 2010, SOKO Fitness & Spa Group, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three and nine months ended February 28, 2010.  The press release also provided information regarding a conference call held by the Company on Tuesday, April 20, 2010 to discuss those financial results. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release announcing the Company’s financial results for the three and nine months ended February 28, 2010, dated April 19, 2010.

CAUTIONARY NOTE ON FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibit hereto and the statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOKO FITNESS & SPA GROUP, INC.

Dated: April 20, 2010	By:	/s/ Tong Liu
Name: Tong Liu Title: Chairman and Chief Executive Officer